PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”) is made and entered into this 31st day of August 2011 (the “Effective Date”) by and between Potash America, Inc., a Nevada corporation (“Buyer”) and Kim Diaz, an individual, and Sonseeahray Diaz, an individual (collectively the, “Seller”).  Buyer and Seller may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A.

Seller owns, or at the Closing will own, 39 unpatented lode mining claims located in Mineral County, Nevada (“Claims”).  The Claims are more particularly described in the attached Exhibit A.

B.

Buyer desires to purchase the Claims from Seller and Seller desires to sell the Claims to Buyer under the terms and conditions of this Agreement.

AGREEMENT

In consideration of the forgoing and of the mutual promises and covenants contained in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1

“Environmental Law” means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations, and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus or instrumentalities, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments, and orders, and all covenants running with the land that relate to the protection of health or the environment whether now existing or hereafter adopted, including without limitation those that relate to Hazardous Materials or reclaiming of the Claims, and all obligations relating to protection of the environment arising out of any material contract or mining lease relating to the Claims.

1.2

“Hazardous Materials” means any substance: (i) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law, including without limitation, mine tailings, waste dumps, and other materials; (ii) that is defined as a “hazardous waste,” “hazardous substance” or “pollutant” or “contaminate” under any Environmental Law; (iii) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated under any Environmental Law; (iv) the presence of which on the Claims causes or threatens to cause a nuisance upon the Claims or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Claims; (v) that contains gasoline, diesel fuel, or other petroleum hydrocarbons; or (vi) that contains PCBs, asbestos, or urea formaldehyde foam insulation.

1.3

“Letter of Intent” means that certain letter of intent entered into on or about May 11, 2011 between Buyer and Seller.

1.4

“Product” means montmorillonite.

ARTICLE 2
PURCHASE AND SALE

2.1

Purchase and Sale of Claims.  Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Claims on the terms and conditions set forth herein.

2.2

Pre-Closing Advance; Execution of Agreement.  On execution of this Agreement Buyer shall deposit by wire transfer $200,000 (“Pre-Closing Advance”) into the trust account of Hawkins, Folsom & Muir, a Nevada professional corporation (“Seller’s Attorneys”).  As a condition of obtaining release of the Pre-Closing Advance from Seller’s Attorneys, Seller must deliver the following deeds to Seller’s Attorneys within 10 days following execution of this Agreement:

(a)

a fully-executed and properly notarized grant, bargain, and sale deed, in the form attached hereto as Exhibit B, from Kim Diaz, as administratrix of the Estate of Nadean Bedford, to Kim Diaz as to an undivided 64%, Sonseeahray Diaz as to an undivided 18%, and Nathan Anderson as to an undivided 18%;

(b)

a fully-executed and properly notarized grant, bargain, and sale deed, in the form attached hereto as Exhibit C, from Nathan Anderson to Kim Diaz;

(c)

a fully-executed and properly notarized grant, bargain, and sale deed, in the form attached hereto as Exhibit D, from Seller to Buyer; and

(d)

a fully-executed and properly notarized quitclaim deed, in the form attached hereto as Exhibit E, from Kim Diaz’s husband to Kim Diaz.

In addition, upon execution of this Agreement, Seller and Buyer shall execute a memorandum of this Agreement, in the form attached hereto as Exhibit H.

Seller shall be solely responsible for all fees, taxes, and costs incurred to record the deeds described in subsections 2.2(a), (b), and (d), and the Memorandum of Agreement and Buyer shall be solely responsible for all fees, taxes, and costs incurred to record the deed described in subsection 2.2(c).  If Seller fails to deliver the above-described deeds within the 10-day period, then Buyer may terminate this Agreement.

The Pre-Closing Advance and all sums paid by Buyer to Seller in connection with this transaction prior to execution of this Agreement are nonrefundable.

2.3

Escrow Instructions.  Seller’s Attorneys shall act as escrow agent for the purpose of receiving the Pre-Closing Advance and agree to:

(a)

receive the Pre-Closing Advance;

(b)

deliver the Pre-Closing Advance to, or as instructed by, Seller if and when Seller delivers the above-described deeds;

(c)

record the deeds described in subsections 2.2(a), (b), and (d) and the memorandum of agreement described in section 2.2, in the Official Records of the Mineral County Recorder within 4 business days following receipt; and

(d)

deliver to Parsons Behle & Latimer the fully-executed original of the deed described in subsection 2.2(c) and attached hereto as Exhibit D; or

(e)

return the Pre-Closing Advance to Buyer within 2 days after expiration of the 10-day period set forth above if Seller fails to deliver the deeds, unless otherwise instructed by Buyer.

2.4

Payments to Seller.

(a)

As additional consideration for this Agreement Buyer shall pay Seller as follows unless this Agreement is sooner terminated:

(b)

$200,000 on November 30, 2011;

(c)

$50,000 on July 1, 2012;

(d)

$1,500,000, which shall be paid in equal payments of $500,000 on or before January 1st of 2013, 2014, and 2015.

(e)

2,500,000 shares of the Buyer’s common stock shall be issued to Seller based on their pro-rata interest in the Claims (Kim Diaz 82%; Sonseeahray Diaz 18%) and a total of 500,000 shares of the Buyer’s common stock shall be issued to those parties designated by Seller (the “Designee”).  Seller shall notify the Buyer in writing on execution of this Agreement of the names of the Designee(s) and the portion of the 500,000 shares that each is to receive.  Buyer shall issue the shares to Seller and the Designee(s) in equal allotments on or before July 1st of 2012, 2013, and 2014.  Transfer of Buyer’s common stock is conditioned on and subject to obtaining regulatory approval from the U.S. Securities and Exchange Commission and from a national stock exchange, or applicable regulatory agency.  Seller and any Designee(s) shall confirm in writing immediately prior to each stock issuance that Seller or the Designee(s), as applicable, are acquiring the stock as principal for her or their own investment account, as applicable, and not (a) with a view to the resale or distribution of all or any of such stock, or (b) on behalf of another person who could not make the forgoing representation.  If Seller or any Designees fails to confirm such in writing at the time of any stock issuance, then Buyer shall not be obligated to issue the stock until Seller or the Designee(s) deliver such confirmation to Buyer and Buyer shall not be in default for not issuing the stock within the time required by this Agreement.

The Parties agree that all payments required under this Agreement shall be paid to Seller’s Attorneys Trust Account and delivery of any payment due to Seller shall be deemed made when received by Seller’s Attorneys.  Seller agrees that Buyer shall not be responsible and Seller shall hold Buyer harmless from and against any claims by Kim Diaz or Sonseeahray Diaz for any liability or damages caused by Buyer’s making of any payments to Seller’s Attorneys under this Agreement.

Seller agrees that a condition precedent of Buyer’s performance under this Section 2.4 is Seller’s delivery of a certified copy of an order from a court of competent jurisdiction distributing the Claims from the Estate of George Bedford to Nadean Bedford, or her successors and assigns.  Buyer shall not be obligated to perform under this Section 2.4 until 5 days after receiving the order required by this subsection.

All sums paid and stock issued by Buyer to Seller pursuant to this Section 2.4, when paid or issued, shall be nonrefundable or returnable and will not be subject to any offset, except that the three $500,000 installments shall be subject to an offset or refund for any costs and expenses Buyer incurs for any action described in Section 11.3.

ARTICLE 3
CLOSING

3.1

The Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place within 5 days following Seller’s receipt of an order from a court of competent jurisdiction distributing any interest George E. Bedford may have in the Claims to Nadean Bedford or her successors and assigns.  The Closing shall occur at the offices of Parsons Behle & Latimer in Reno, Nevada or at such other place mutually agreeable to the Parties.

3.2

Deliveries at the Closing.

(a)

Seller’s Deliveries.  At the Closing, Seller shall deliver to Buyer an order to set aside the Estate of George E. Bedford without administration and ordering any interest George E. Bedford may have in the Claims to be distributed to Nadean Bedford, or to her successors and assigns.

(b)

Buyer’s Deliveries.  Buyer shall make any payment due under Section 2.4 at the Closing to Seller’s Attorney’s Trust Account by wire transfer according to the following wire instructions:

Hawkins, Folsom & Muir Trust Account

P.O. Box 750

Reno, NV 89504
Routing No. 121201694; Acct. No. 153754104591

3.3

Conditions to Buyer’s Obligations to Close. The Buyer’s obligation to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction of the following conditions:

(a)

Representations and Warranties are True.  The representations and warranties of Seller set forth in Section 5 below shall be true and correct in all material respects at and as of the Closing Date;

(b)

Delivery of Deeds and Order.  Seller shall have delivered to the Buyer the deeds and order described in Section 2.2 and 3.2(a).

3.4

Conditions to Seller’s Obligations to Close. Seller’s obligation to consummate the transactions to be performed by her in connection with the Closing is subject to the satisfaction of the following conditions:

(a)

Representations and Warranties are True.  The representations and warranties of the Buyer set forth in Section 5 below shall be true and correct in all material respects at and as of the Closing Date.

(b)

Delivery of the Closing Payment.  Buyer shall have delivered to Seller any payments due under Section 2.4.

ARTICLE 4
ROYALTIES

4.1

Reserved Royalty.  Buyer shall pay Seller a royalty of $10 per short ton of Product produced from the Claims and sold by Buyer (“Reserved Royalty”).  The Reserved Royalty shall be expressly reserved in the Deed, described above and attached hereto as Exhibit D.

4.2

Diaz Royalty and Additional Payment.  Buyer has located 48 unpatented lode mining claims in the area in which the Claims are located.  The approximate locations of Buyer’s claims are as shown on the map attached hereto as Exhibit F.  As part of the consideration of this Agreement, Buyer shall pay Seller a royalty of $10 per short ton of Product produced from the M claims and sold by Buyer (“Diaz Royalty”).  The Diaz Royalty shall be granted pursuant to a royalty deed in the form attached hereto as Exhibit G.  In addition to granting a royalty in the M claims, Buyer shall issue 50,000 shares of the Buyer’s restricted stock to Seller on or before January 1, 2015.  Such stock transfer shall be subject to the terms and conditions described in Section 2.4(d) above.  If Buyer allows the M claims to be forfeited or void, then no royalty or stock issuance under this Section shall be due.

The Reserved Royalty and Diaz Royalty shall be paid quarterly within 15 days following the end of each fiscal quarter in which Buyer receives payment for Product sold.  Each royalty payment shall be accompanied by a statement describing the calculation of the royalty for such quarter.  Buyer shall obtain and install a scale on-site to measure the weight of Product to be sold.

No royalty payments under the Reserved Royalty and the Diaz Royalty shall be required on Product produced and sold from any of the claims described above from December 31, 2011 to December 31, 2012.  During this period the royalties shall abate and no royalties shall be due for any Product produced from any of the claims and sold by Buyer.

4.3

Net Smelter Returns Royalty.  The Parties agree that Seller shall reserve a net smelter returns royalty on all precious metals, copper, zinc, lead, molybdenum, and other metallic products produced from the Claims and sold (the “NSR Royalty”) equal to 2% of the net smelter returns, which NSR Royalty shall be reserved in the deed attached hereto as Exhibit D.  The NSR Royalty shall not apply to, and no NSR Royalty payments shall be due for, any Product produced from the Claims and sold by Buyer.

4.4

Minimum Royalty.  Buyer agrees to pay Seller a guaranteed minimum annual royalty of $50,000 for a period of 5 years with the first payment due on December 31, 2016 and the last payment due on December 31, 2020.  The amount by which any royalty previously paid under this Article 4 exceeds the sum $1,000,000 in any one year shall be a credit toward any payments due under this Section 4.4.

ARTICLE 5
REPRESENTATIONS

5.1

Mutual Representations.  Each Party represents and warrants to the other that:

(a)

This Agreement, when executed and delivered by each respective Party, shall have been duly executed and delivered on behalf of each such Party and shall constitute valid and binding obligations of each Party enforceable against it in accordance with the terms of this Agreement (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to the availability of equitable remedies) and will not result in any violation of, or any default under, any other agreement to which such Party or its Affiliates is a Party, including without limitation any agreement or obligation relating to the Claims.  For purposes of this Agreement, “Affiliate” means any person, partnership, limited liability company, joint venture, corporation, or other form of enterprise that controls, is controlled by, or is under common control with a Party.

(b)

It is not subject to any suit, administrative proceeding, arbitration or any other proceeding, judgment, decree, or order enjoining or otherwise restraining or restricting it with respect to the transactions contemplated by this Agreement and to its knowledge, no such suit or proceeding is threatened against it.

(c)

Neither it nor any of its representatives, agents, or employees has dealt or consulted with any real estate broker or agent in connection with the transactions contemplated herein.

5.2

Additional Representations by Seller.  Seller represents and warrants to Buyer with respect to the Claims that:

(a)

Subject to the paramount title of the United States, the requirements of a valid discovery, and the interest of George Bedford, as of the Closing, (i) Seller will hold record title and be in exclusive possession of the Claims; (ii) the Claims were properly located and monumented; (iii) all required location and validation work was properly performed; (iv) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (v) all assessment work and claim rental and maintenance payments required to hold such claims has been performed or paid, as applicable, through the assessment year ending September 1, 2012; (vi) all affidavits of assessment work and other filings required to maintain such claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vii) the Claims are free and clear of liens, encumbrances, leases, royalties, options or agreements of any kind (recorded or unrecorded); and (viii) the Claims are not subject to any conflicting mining claims held by third parties.  As to this subsection 5.2(a)(ii),(iii), and (v)-(vii), the representations and warranties stated therein shall be to Seller’s knowledge.

(b)

Additionally, (i) except for the reclamation obligations secured by any reclamation bond, Seller has no knowledge of any reclamation obligations currently affecting the Claims; (ii) except as otherwise disclosed herein, there are no pending or threatened actions, suits, claims or proceedings involving the Claims; (iii) Seller has not received any notice of violation or agency claim alleging any violation of any law, rule, regulation or permit, including without limitation any Environmental Law and Seller is not aware of any facts that could give rise to any such notice or agency claim; and (iv) there are no Hazardous Materials or other adverse environmental conditions on or affecting the Claims and no past or present activities on the Claims have caused or contributed to any Hazardous Materials or other adverse environmental condition on other lands.  As to this subsection 5.2(b)(iv), the representations and warranties stated therein shall be to Seller’s knowledge.

(c)

Seller has delivered to Buyer all information concerning title to the Claims in her possession or control.

(d)

Seller has no contractual commitments or obligations which relate to or affect the Claims other than as stated in this Agreement.

5.3

Additional Representations of Buyer.

(a)

It is an entity duly organized and validly existing in the jurisdiction of its incorporation and is qualified to do business and is in good standing under the laws of the State of Nevada.

(b)

It has the corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered in connection herewith and to undertake the performance by it of its respective obligations hereunder, and has obtained all necessary consents of the applicable governmental and regulatory organizations for entering into this Agreement and the performance of its obligations herein.

The representations and warranties set forth above in this Article 5 shall survive the execution and delivery of any documents of transfer provided under this Agreement.

ARTICLE 6
COVENANTS

6.1

Covenants of Buyer.  During the term of this Agreement, Buyer shall:

(a)

Except as provided for in Section 11.1, keep the Claims in good standing by doing and filing of assessment work or by making payments in lieu thereof, by paying all required federal claim maintenance fees, and by the doing of all other acts and things and making all other payments which may be necessary in that regard.  Any filing or payment required by the preceding sentence shall be made at least 30 days before the applicable filing or payment due date.  Notwithstanding the foregoing, Buyer shall not be held liable for the loss of any portion of the Claims due to any act of government provided that Buyer has taken all reasonable and legal means to protect and maintain such portion of the Claims in good standing;

(b)

Pay or cause to be paid any rates, taxes, duties, royalties, assessments or fees levied with respect to the Claims or Buyer's operations thereon, excluding any taxes or fees due and payable by Seller resulting from payments made under Section 2.2 or 2.4 or the royalties.  Any filing or payment required by the preceding sentence shall be made at least 30 days before the applicable filing or payment due date;

(c)

Keep the Claims free and clear of liens and encumbrances arising from its operations hereunder, provided that a lien or encumbrance on the Claims shall not constitute a default if Buyer, in good faith, disputes the validity of the claim, in which event the continued existence of the lien or encumbrance shall constitute a default 30 days after the validity of the lien or encumbrance has been adjudicated adversely to Buyer;

(d)

Conduct all work on or with respect to the Claims in a miner-like manner and in accordance with the applicable laws of the state of Nevada and the federal laws of the United States applicable therein;

(e)

Obtain and maintain, or cause any contractor engaged by Buyer to obtain and maintain, during any period in which active work is carried out hereunder, adequate workers’ compensation insurance in accordance with the applicable laws of the State of Nevada and the federal laws of the United States applicable therein and Comprehensive General Public Liability Insurance against claims for bodily injury or death of any person and property damage arising out of or resulting from Buyer’s activities on the Claims in the amount of One Million Dollars prior to completion of the mill and Two Million Dollars thereafter; and,

(f)

Spend up to $800,000 to construct a mill to process ore from the Claims if such expenditures are warranted by Buyer’s economic data and analyses.

6.2

Covenants of Seller.

(a)

Seller agrees to provide Buyer within 10 days after the Closing with all data and information in her possession or under her control relating to the mineral potential of the Claims and to Seller’s or her predecessor’s exploration activities on and in the vicinity of the Claims including but not limited to reports, maps, and surveys.

(b)

Where Seller becomes aware that any omission by her to act would have the effect, either immediately or upon the passage of time, of rendering any of the representations of Seller herein to be untrue, Seller shall notify Buyer forthwith of all relevant circumstances in respect of such matter.

ARTICLE 7
TERMINATION

7.1

Buyer may terminate this Agreement at any time before paying all of the payments or issuing any stock by giving 60 days advance written notice of such termination to Seller.  This Agreement shall automatically terminate if Buyer fails to pay any of the payments or issue any stock or otherwise defaults in performing any of its obligations hereunder in a timely manner (subject to Buyer’s right to cure any such failures as provided in this Agreement).  On termination this Agreement shall be of no further force and effect, except as otherwise provided in Section 12.13.

7.2

If this Agreement is terminated as provided for in Section 7.1, Buyer shall:

(a)

within 10 days following notice of termination by Seller, execute or cause to be executed a quitclaim deed conveying title to the Claims to Seller and such other documents as may be necessary to convey all of its interest in the Claims to Seller, free and clear of all liens and encumbrances arising by, through, or under Buyer, and in good standing with respect to the performance of assessment work or the payment of claim maintenance fees that come due within the 60-day period following the notice of termination;

(b)

deliver to Seller within 10 days after termination copies of all reports, maps, drill logs, assay results, any other relevant technical data, and where feasible, core cuttings and pulps, compiled by Buyer with respect to the Claims except where Buyer is precluded from such delivery by the terms of any agreement under which the data or information was acquired;

(c)

remove from the Claims within 120 days of the effective date of termination all mining facilities erected, installed, or brought upon the Claims by or at the instance of Buyer, and any mining facilities remaining on the Claims after the expiration of the said period shall, without compensation to Buyer, become the property of Seller; and

(d)

complete all cleanup, rehabilitation and reclamation obligations with respect to any work it has conducted hereunder with respect to the Claims in accordance with the requirements of all applicable regulations.

7.3

If Buyer makes all payments and performs all of its other obligations as required by Section 2.4 and retains the Claims, then Seller shall, within 10 days after receiving notice of termination by Buyer, deliver to Buyer a fully-executed and properly notarized notice of termination of this Agreement in a properly recordable form.

ARTICLE 8
CONFIDENTIALITY

8.1

Confidentiality of Agreement.  Except as provided below, neither Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party, which consent shall be at the other Party’s sole discretion; provided that either Party may (i) disclose this Agreement to potential purchasers of a Party’s interest in the Claims or in this Agreement, provided that such potential purchasers execute a confidentiality agreement consistent with the provisions of this Article, and (ii) make such disclosures as, in the opinion of its counsel, are required by any applicable law, government regulation, stock exchange rule, existing contract or legal process, provided that in such a case the disclosing Party shall promptly notify the other Party of such request or requirement, so that the other Party may seek an appropriate protective order or waive compliance with the Agreement.  In the absence of a protective order or the receipt of a waiver, the disclosing Party will give the other Party written notice (unless prohibited by law) of the information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment shall be afforded to that information.

8.2

Confidentiality of Information and Data.

(a)

With respect to any information or data disclosed or subject to disclosure under this Agreement, each Party agrees to keep the data and other information disclosed by the other Party confidential and not to disclose the data to any person or entity other than (i) its Affiliates and its and their officers, directors, partners, members, employees, attorneys, and accountants; (ii) its outside mining and engineering consultants; (iii) potential purchasers of a Party’s interest in the Claims or in this Agreement; or (iv) lenders or financial advisors who have a bona fide need to have access to such data; (v) such other persons as the Parties jointly agree in writing may receive such data (which agreement may be withheld for any reason or for no reason); and (vi) as may be required, in the opinion of a Party’s counsel, by judicial, administrative, or governmental proceeding, whether or not made pursuant to a valid subpoena or applicable order or as otherwise required by law or the rules of any stock exchange; provided that any disclosure made pursuant to law shall be strictly limited in scope and content to the extent possible given the requirements of legal compliance, and subject to each Party’s reasonable prior review and revision; and provided further that in the case of (ii), (iii) and (iv), only if such parties have agreed in writing to be likewise bound by these terms of confidentiality.

(b)

If this Agreement terminates and Buyer retains the Claims, Buyer shall have sole discretion with respect to its use of the information and data and Seller may use the information or data for her own purposes but may not disclose the data to any third party without the prior written consent of Buyer, unless such disclosure is permitted or such data is required to be disclosed as provided above.  If this Agreement terminates as provided for in Article 7 and Buyer quitclaims the Claims back to Seller, Seller shall have sole discretion with respect to her use of the information and data and Buyer may use the information or data for its own purposes but may not disclose the data to any third party without the prior written consent of Seller, unless such disclosure is permitted or such data is required to be disclosed as provided above.

(c)

Nothing in this Agreement shall affect either Party’s rights to use, disclose or retain any of the data and information which (i) is in the public domain or later enters the public domain other than by a breach by either Party or any of its agents of any of the obligations of either Party under this Agreement, or (ii) is disclosed to either Party or the general public by a third party which is in rightful possession of the data and information in circumstances where the disclosure violated no confidentiality obligations, or (iii) either Party can show was known to it at the time of disclosure.

8.3

Use of Information.  Neither Party makes any representation or warranty of any nature concerning the quality, accuracy, reliability or completeness of the information or data provided or exchanged, and each Party hereby acknowledges that it relies on any data received from the other Party solely at its own risk.  ALL SUCH INFORMATION AND DATA ARE PROVIDED ON AN “AS-IS/WHERE-IS” BASIS, WITHOUT ANY EXPRESS OR IMPLIED WARRANTY WHATSOEVER.  Further, to the extent either Party is permitted to disclose such data received from the other Party under this Agreement, the disclosing Party agrees to provide actual notice to such third parties of the terms and limitations imposed by this Article 8 and to indemnify the other Party against any third-party claims arising from or relating to such disclosure.

ARTICLE 9
DEFAULT AND CURE; DISPUTE RESOLUTION; INDEMNIFICATION

9.1

Default in Performance of Obligations.  If either Party believes the other Party is in default in the observance or performance of any of its covenants or obligations hereunder, the Party alleging default shall give the other Party written notice of default, expressly denominated as a “Notice of Default” and specifying the details of the same.

9.2

Opportunity to Cure.  If the alleged default relates to a payment due to Seller under this Agreement, Buyer shall have 30 days from receipt of such notice to remedy such default.  With respect to any other default the defaulting Party shall have a reasonable time of not more than 30 days within which to remedy such default or, with respect to a default which cannot be cured within the 30-day period, to commence within the 30 days such action as may be necessary to remedy such default and to diligently prosecute such action until the default is cured.  Unless the defaulting Party shall so comply or commence to comply, this Agreement may be terminated at the option of the other Party, or the other Party may seek such other remedies as it might have in law or in equity.

9.3

Disagreement Over Alleged Default.  If the Party against whom a default is alleged believes that it is not in default, it may give written notice to the other Party within such 15-day or 30-day period, as applicable, setting forth such fact.  The Parties shall then follow the procedure set forth in Section 9.4 in attempting to resolve such dispute.  In the event the Parties agree through informal consultation or determine through a judicial decision that there has been a default, this Agreement shall not be terminated if the defaulting Party shall cure the default within 30 days following such agreement or determination, or if such default cannot be satisfied solely by the payment of money, by commencing to comply within 30 days after such agreement or determination and diligently pursuing such compliance to completion.  If the defaulting Party shall fail to satisfy such determination in the time allowed, then the other Party may terminate this Agreement and may seek such other remedies as it might have in law or in equity.

9.4

Dispute Resolution.

(a)

The Parties agree to devote such time, resources, and attention as are needed to attempt to resolve disputes at the earliest time possible.  A Party claiming a dispute shall give notice of the dispute within 30 days of the Party’s actual knowledge of the act, event, or omission that gives rise to the dispute, unless this Agreement provides otherwise.  At a minimum, the Parties shall hold one informal meeting within 30 days after receiving a Notice of Default to attempt to resolve the disputed issue(s).  All disputes shall be resolved in a legal proceeding in a court in the State of Nevada.

(b)

Any of these time periods may be reasonably extended or shortened by agreement of the Parties.  Unless otherwise agreed among the Parties, each Party shall bear its costs for its own participation in the informal dispute resolution process.  If either Party commences any court proceeding, the prevailing Party in such proceeding shall be entitled to recover reasonable attorneys’ fees and expenses, including fees and expenses on appeal and petition for review, as determined by the court.

9.5

Indemnification.  Subject to the provisions of this Agreement, each Party assumes responsibility for the work done by it or its Affiliates on the Claims and specifically shall indemnify, defend, and hold harmless the other Party and its Affiliates for and on account of any liability that may be asserted against the same as a result of any action, suit, demand or proceeding commenced or asserted by any person or entity (including without limitation any governmental entity), arising out of or related to the Party’s operations on the Claims, including without limitation (i) any violation of applicable law, including without limitation any Environmental Law, in connection with the indemnifying Party’s operations on the Claims and, in the case of Seller, with respect to operations on the Claims prior to the Effective Date (subject to Section 11.2(a) below); and (ii) any breach of the indemnifying Party’s representations, warranties or obligations under this Agreement.  The rights of the indemnified Party and its Affiliates hereunder shall apply except to the extent such liability may have been occasioned, brought about, or caused in part by the indemnified Party or its

Affiliates or any negligence, fault, strict liability, acts or omissions of the indemnified Party or its Affiliates, or their contractors and their subcontractors.

ARTICLE 10
ASSIGNMENTS AND TRANSFERS

10.1

Either Party may dispose of all or any part of its interest in and to this Agreement or the Claims to any third party (an “Assignee”) without the written consent of the other Party, provided that, as a condition precedent to any such assignment, the Assignee shall have delivered to the non-assigning Party a covenant that: (a) to the extent of the disposition, the Assignee agrees to be bound by the terms and conditions of this Agreement as if it had been an original party hereto and (b) it shall subject any further disposition of the interest acquired to the restrictions contained in this Article.  Seller shall have the right to transfer or convey the royalties granted under this Agreement, however, if Seller receives an offer to purchase any of the royalties, it shall deliver the offer to Buyer and provide Buyer a period of 21 days from the date of receipt of the offer to purchase the royalty on the terms set forth in the offer.  This right of first refusal to purchase any of the royalties shall survive termination of this Agreement.

ARTICLE 11
PARTIAL RELINQUISHMENT; RECLAMATION; DEFENSE OF TITLE

11.1

Partial Relinquishment.  Notwithstanding Section 6(a), Buyer shall have the right at any time to release all or any portion of the Claims from this Agreement by giving Seller 30 days’ advance written notice, but prior to such release, Buyer shall offer to convey such claims to Seller.  Seller shall have 10 days from receipt of such notice to notify Buyer if she desires to accept conveyance of such claims.  Upon the release of the claims or the conveyance to Seller, all right, title, and interest of Buyer under this Agreement shall terminate with respect to the claims described in such notice and Buyer shall be relieved of all further obligations set forth in this Agreement with respect to such claims, but not as to any remaining claims, except for any reclamation required by any applicable Environmental Law that directly results from Buyer’s operations on the released claims.

11.2

Reclamation Obligations.

(a)

Except as otherwise provided herein, Buyer shall be responsible for and assume all payments, reclamation obligations, or other obligations with respect to the Claims as of the Effective Date; and

(b)

Buyer shall be solely responsible for all environmental liabilities and/or reclamation obligations resulting directly from its exploration on the Claims.

11.3

Title Defects, Defense, and Protection.

(a)

Except as otherwise provided herein, if in Buyer’s opinion (i) Seller’s title to all or any part of the Claims at the time of this Agreement is defective, encumbered, less than as represented in this Agreement or is contaminated with Hazardous Materials; or

(ii) Seller’s title, as so represented, is contested or challenged by any person or entity, and Seller is unable or unwilling to promptly correct the alleged defect, encumbrance, or impairment; then Buyer shall have the right to terminate this Agreement without further obligation (including being excused from any obligation to incur any expenditures) or the right, but not the obligation, to attempt to perfect or defend Seller’s title including, without limitation, the right to amend or relocate any of the Claims.  If Buyer elects to perfect or defend Seller’s title, Buyer shall not be liable to Seller if Buyer is unsuccessful in, withdraws from, or discontinues litigation or other curative work.  Time being of the essence, if Buyer attempts to perfect or defend Seller’s title, Seller shall execute all documents and shall take such other actions as are reasonably necessary to assist Buyer in its efforts.  Any improvement or perfection of title to the Claims shall inure to the benefit of Seller and Buyer in the same manner and to the same extent as if such improvement or perfection has been made prior to the execution of this Agreement.

(b)

If title is, in Buyer’s opinion, defective, encumbered, materially less than as represented in this Agreement or is contaminated with Hazardous Materials, then without waiving any right that it may have, the costs and expenses of perfecting or defending title shall be deductible by Buyer against subsequent payments due under Section 2.4 or Article 4 to be made to Seller under this Agreement.

ARTICLE 12
MISCELLANEOUS

12.1

Attorneys’ Fees.  If either Party brings suit to enforce or interpret this Agreement, or any document, instrument, or agreement delivered pursuant to this Agreement, or with respect to any other issue related to this Agreement or any document, instrument or agreement delivered pursuant to this Agreement, the prevailing Party shall be entitled to recover from the other Party the prevailing Party’s reasonable attorneys’ fees and costs, including expert witness fees, incurred in any such action or in any appeal from such action, in addition to any other relief to which the prevailing Party is entitled.

12.2

Authority of Signers. The individuals signing this Agreement on behalf of the Parties represent that they have the required authority to execute this Agreement and no other signatures are necessary.

12.3

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement. The Parties agree that this Agreement may be transmitted between them by facsimile machine or an e-mailed pdf file.  The Parties intend that signatures so transmitted constitute original signatures and that an agreement so transmitted containing the signatures (original, facsimile or pdf) of both Parties is binding on the Parties.

12.4

Entire Agreement.  This Agreement, together with all its attached exhibits, represents the entire understanding of the Parties relating to the subject matter of this

Agreement.  No modification of this Agreement shall be effective unless it is in writing and is executed by the Parties.

12.5

Force Majeure.  Neither Party shall be liable to the other Party, and neither Party shall be deemed in default under this Agreement, for any failure or delay to perform any of its covenants and agreements when such performance is prevented by Force Majeure.  For the purposes of this Agreement, “Force Majeure” means any cause not within the control of the Party, despite reasonable commercial efforts, including that performance of the covenants violates any law, ordinance, order, rule or regulation of any governmental (civil or military) agency or authority, including all governing bodies claiming jurisdiction over the issuance of permits, opposition or litigation initiated by local or national non-governmental interest groups or individuals opposed to the project, or contrary to any written agreement concerning the Claims; provided that lack of funds shall not, in any case, be an event of Force Majeure.  Such causes shall also include, without limitation, acts of God, acts of the public enemy, riots, fire, storm, flood, explosion, government restriction, failure to obtain on reasonable terms any permits, authorizations or approvals required from regulatory authorities, including environmental protection agencies, despite diligent attempts and the timely provision to such authorities of all information lawfully requested, lack of available equipment, qualified personnel or materials or other causes beyond the reasonable control of the affected Party, whether of the kind enumerated above or otherwise and whether foreseen, foreseeable or unforeseeable.  Any period for performance affected by such events shall be extended for a period commensurate with the period of the delay.  So far as possible, the Party affected will make all reasonable steps to remedy the delay caused by the events referred to above as soon as feasible; provided, however, that nothing contained in this Section 12.5 shall require any Party to settle any industrial dispute or to test the constitutionality of any law.  The Party claiming Force Majeure shall promptly notify the other Party in writing of such event, of the steps being taken to resolve the delay and to resume performance, and of the time that the condition of Force Majeure has been alleviated.

12.6

Further Assurances.  Each Party shall execute such documents, assignments, endorsements, instruments and evidences of transfer and give such further assurances as shall be necessary or appropriate in connection with the performance of its obligations under this Agreement.

12.7

Governing Law.  This Agreement shall be construed, interpreted and governed by the laws of the State of Nevada, without regard to conflict-of-laws or choice-of-laws rules that would permit or require application of the laws of any other jurisdiction.

12.8

Headings.  The headings to the respective Articles and Sections hereof shall not be deemed as part of this Agreement but shall be regarded as having been used for convenience only.

12.9

Notices.  Notices shall be in writing and shall be delivered either (a) personally, (b) by registered or certified mail, postage prepaid, (c) by any reputable commercial courier service, or (d) by confirmed facsimile transmission, and addressed or transmitted as follows:

If to Seller:	If to Buyer:
Kim Diaz P.O. Box 2604 Hawthorne, Nevada 89415 Telephone: 775-945-9036 Facsimile: 775-945-9036 With a copy to: Gordon R. Muir P.O. Box 750 Reno, NV 89504	Potash America, Inc. 200 S. Virginia St., 8th Floor Reno, Nevada 89501 Attention: Barry Wattenberg Telephone: 775-398-3019 With a copy to: Jim B. Butler 50 W. Liberty Street, Suite 750 Reno, NV 89501

All notices shall be effective upon actual receipt if received during the normal business hours of the receiving Party and on the next normal business day of the receiving Party if delivered other than during normal business hours.  The Parties may change the place to which notice is to be delivered by giving written notice to the other Party in accordance with this Section 12.9.

12.10

Payments & Currency. All payments made under this Agreement shall be made in United States currency.

12.11

Severability.  If any term or condition contained in this Agreement shall be in conflict with or inconsistent with applicable law, the same shall be deemed to be severable from, and shall not invalidate, the remaining terms and conditions of this Agreement.  This Agreement, with any such terms and conditions so severed, shall continue in full force and effect.

12.12

Successors and Assigns.  The covenants and agreements herein contained shall bind and inure to the benefit of Seller and Buyer, and their respective executors, administrators, successors, and assigns.

12.13

Survival.  The following provisions of this Agreement shall survive termination or expiration of this Agreement: Article 4, Article 5, Article 8, Section 7.2, Section 7.3, Section 9.5, Section 11.2, Section 12.7, and 12.9.

12.14

Waiver.  No waiver of any breach of this Agreement shall be binding unless evidenced in writing, executed by the Party against whom the waiver is asserted.  Any waiver shall extend only to the particular breach so waived and shall not limit any rights with respect to any future breach.

Buyer and Seller have executed this Agreement to be effective as of the Effective Date.

KIM DIAZ /s/ Kim Diaz Date: September 1, 2011	POTASH AMERICA, INC. By: /s/ Barry Wattenberg Print Name: Barry Wattenberg Title: President, CEO Date: August 31, 2011
SONSEEAHRAY DIAZ /s/ Sonseeahray Diaz Date: September 1, 2011

ACCEPTANCE OF ESCROW INSTRUCTIONS

The undersigned corporation hereby accepts the escrow instructions under Section 2.3 and agrees to act as depository and escrow holder pursuant thereto.

Hawkins, Folsom & Muir, a Nevada professional corporation By: /s/ Gordon R. Muir Print Name: Gordon R. Muir Its: President Date: September 1, 2011

Exhibit  A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW

Exhibit B

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

N/A, unpatented mining claims

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

GRANT, BARGAIN, AND SALE DEED

This GRANT, BARGAIN, AND SALE DEED, executed this   2nd   day of  September, 2011, is from KIM DIAZ, as administratrix of the Estate of Nadean Y. Bedford, aka Nadean Yovonne Bedford and Nadean Yvonne Bedford, (“Grantor”), to Kim Diaz, as to an undivided 64%, Sonseeahray Diaz as to an undivided 18%, and Nathan Anderson as to an undivided 18% (“Grantees”).

For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, and convey to Grantees those certain unpatented mining claims located in Mineral County, Nevada and more particularly described in Exhibit A to this deed.

Grantor has executed this Grant, Bargain, and Sale Deed as of September 2, 2011.

ESTATE OF NADEAN Y. BEDFORD By: /s/Kim Diaz Print Name: Kim Diaz Its: Administratrix

CONTINUED / NOTARIES ON NEXT PAGE

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on      September 2                  , 2011 by ***Kim Diaz***, who did declare that she is the administratrix of the Estate of Nadean Y. Bedford, and that she was duly authorized to and did execute this document on behalf of said Estate for the purposes herein stated.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

EXHIBIT A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW

Exhibit C

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

N/A, unpatented mining claims

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

GRANT, BARGAIN, AND SALE DEED

This GRANT, BARGAIN, AND SALE DEED, executed this 2nd day of September, 2011, is from NATHAN ANDERSON, individually (“Grantor”), to KIM DIAZ, individually (“Grantee”), as to Grantor’s entire right, title, and interest in the unpatented mining claims more particularly described on Exhibit A attached hereto.

For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, and convey to Grantee those certain unpatented mining claims located in Mineral County, Nevada and more particularly described in Exhibit A to this Deed.

Grantor has executed this Grant, Bargain, and Sale Deed as of September 2, 2011.

GRANTOR: NATHAN ANDERSON By: /s/ Nathan Anderson Nathan Anderson

CONTINUED / NOTARIES ON NEXT PAGE

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on      September 2                  , 2011 by ***Nathan Anderson***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

EXHIBIT A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW

Exhibit D

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

N/A, unpatented mining claims

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

GRANT, BARGAIN, AND SALE DEED
(with mineral royalty reservation)

This GRANT, BARGAIN, AND SALE DEED, executed this 2nd day of September, 2011, is from KIM DIAZ, an individual, and SONSEEAHRAY DIAZ, an individual, (“Grantors”), to POTASH AMERICA, INC., a Nevada corporation (“Grantee”).

For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors do hereby grant, bargain, sell, and convey to Grantee those certain unpatented mining claims located in Mineral County, Nevada and more particularly described in Exhibit A to this deed reserving unto Grantors a production royalty of $10 per short ton of montmorillonite produced from the claims and sold (the “Production Royalty”) and a net smelter returns royalty on all precious metals, copper, zinc, lead, molybdenum, and other metallic products produced from the Claims and sold (the “NSR Royalty”) equal to 2% of the net smelter returns from the sale of such products.

Provided that no Production Royalty or NSR Royalty payments shall be required from December 31, 2011 to December 31, 2012 if products are produced from the claims and sold.  During this period the Production Royalty and NSR Royalty shall abate and no royalty shall be due for any products produced from the claims and sold by Grantee.

CONTINUED / NOTARIES ON NEXT PAGE

Grantors have executed this Grant, Bargain, and Sale Deed as of September 2, 2011.

GRANTOR: KIM DIAZ By: /s/ Kim Diaz Kim Diaz	GRANTOR: SONSEEAHRAY DIAZ By: /s/ Sonseeahray Diaz Sonseeahray Diaz

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on      September 2                  , 2011 by ***Kim Diaz***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on      September 2                  , 2011 by ***Sonseeahray Diaz***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

EXHIBIT A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW

Exhibit E

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

N/A, unpatented mining claims

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

QUITCLAIM DEED

This QUITCLAIM DEED, executed this 2nd day of September, 2011, is from ELWAYNE EVERETT, an individual (“Grantor”), to KIM DIAZ, an individual, as her sole and separate property (“Grantee”).

For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby quitclaim all of his right, title, and interest in those certain unpatented mining claims located in Mineral County, Nevada and more particularly described in Exhibit A to Grantee, to have and to hold as her sole and separate property.

Grantor has executed this Quitclaim Deed as of _September 2_______, 2011.

GRANTOR: _/s/ Elwayne E. Everett________________ ELWAYNE EVERETT

CONTINUED / NOTARIES ON NEXT PAGE

STATE OF  Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on       September 2           , 2011 by ***ELWAYNE EVERETT***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:      7-31-14

EXHIBIT A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW

Exhibit F

398,000
399,000
400,000
401,000
402,000
403,000
404,000
4,244,000
4,243,000
4,242,000
4,241,000
4,240,000
Sodaville
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
M13
M14
M15
M16
M17
M18
M19
M20
M21
M22
M23
M24
M25
M26
M27
M28
M29
M30
M31
M32
M33
M34
M35
M36
M37
M38
M39
M40
M41
M42
M43
M44
M45
M46
M47
M48
0 Mile
SCALE
1 Mile
NORTH
MAP # 7
POTASH AMERICA "M" CLAIMS LOCATED AUGUST, 2011

Exhibit G

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

N/A, unpatented mining claims

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

PRODUCTION ROYALTY DEED

This Production Royalty Deed (the “Deed”) dated effective August ___, 2011, is by and between POTASH AMERICA, INC., a Nevada corporation (“Grantor”) and Kim Diaz, an individual, and Sonseeahray Diaz, an individual, (collectively, the “Grantee”).

RECITALS

A.

Pursuant to a Purchase and Sale Agreement between Grantor and Grantee dated as of August 31, 2011 (“Agreement”), Grantor agreed to grant Grantee a production royalty of ten dollars per short ton of montmorillonite produced from the unpatented mining claims attached hereto as Exhibit A and sold by Grantor.

B.

This Deed is executed by Grantor to implement the agreements of Grantor and Grantee in the Agreement.

CONVEYANCE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor grants to Grantee a production royalty of ten dollars per short ton of montmorillonite produced from the unpatented mining claims attached hereto as Exhibit A and sold by Grantor to have and to hold unto Grantee and to their successors and assigns.

CONTINUED ON NEXT PAGE

IN WITNESS WHEREOF, Grantor has executed this Deed as of the date first above written.

GRANTOR: Potash America, Inc., a Nevada corporation By: /s/ Barry Wattenberg Barry Wattenberg Its: President

STATE OF   Florida

)

) ss.

COUNTY OF   Palm Beach

)

This instrument was acknowledged before me on ___September 1________________, 2011 by ***Barry Wattenberg***, who did declare that he is the President of Potash America, Inc. and that he was duly authorized to and did execute this document on behalf of said corporation for the purposes herein stated.

/s/ Phyliss Charatz

Print Name:  Phyliss Charatz

Notary Public, State of   Fl.

Appt#:

, Palm Beach County

Commission expires:    8-16-2012

EXHIBIT A

to

Production Royalty Deed

Exhibit H

APN#: N/A, unpatented mining claims

Recording Requested by, and

When Recorded Mail to:

John R. Zimmerman

Parsons Behle & Latimer

Suite 750

50 W. Liberty Street

Reno, NV  89501

Mail Tax Statement to:

PTAM

8th Floor

200 S. Virginia Street

Reno, NV  89501

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

MEMORANDUM OF AGREEMENT

Kim Diaz, individually, and Sonseeahray Diaz (“Diaz”), P.O. Box 2604, Hawthorne, Nevada 89415 and Potash America, Inc., a Nevada corporation, (“PTAM”), 200 S. Virginia St., 8th Floor, Reno, Nevada 89501 have entered into a purchase agreement (“Agreement”) effective August 31, 2011 affecting the unpatented lode mining claims described in Exhibit A attached to this Memorandum (the “Claims”).

Notice is hereby given of the execution and delivery by the parties to the Agreement, which is hereby incorporated herein by reference.  Under the terms of the Agreement, Diaz conveyed the Claims to PTAM subject to certain conditions subsequent, which require PTAM to take certain actions and make certain payments to maintain ownership of the Claims.

The Agreement requires any assignment of any interest in the Agreement or the Claims by Diaz or PTAM to be made expressly subject to the Agreement.  The provisions of the Agreement shall inure to the benefit of, and is binding on, the parties and their successors and assigns.  The parties shall execute and record a notice of termination when the conditions subsequent have been satisfied.

This Memorandum of Agreement is being recorded to give constructive notice of the Agreement between Diaz and PTAM.  Any inconsistency between this Memorandum and the Agreement, or incomplete statement in this Memorandum of any terms of the Agreement, shall not be deemed to amend or modify the Agreement, which is the controlling instrument.

Copies of the Agreement are in the possession of the parties at the addresses shown on the first page of this Memorandum.

KIM DIAZ By: /s/ Kim Diaz Kim Diaz Date: September 2, 2011	POTASH AMERICA, INC., a Nevada corporation By: /s/ Barry Wattenberg Barry Wattenberg Its: President Date: 9/1/11
SONSEEAHRAY DIAZ By: /s/ Sonseeahray Diaz Sonseeahray Diaz Date: 9-2-2011

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on      September 2                     , 2011 by ***Kim Diaz***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

STATE OF   Nevada

)

) ss.

COUNTY OF   Washoe

)

This instrument was acknowledged before me on             September 2                  , 2011 by ***Sonseeahray Diaz***.

/s/ Gordon R. Muir

Print Name:  Gordon R. Muir

Notary Public, State of   Nevada

Appt#:  94-0052-2

, Washoe County

Commission expires:    7-31-14

STATE OF   Florida

)

) ss.

COUNTY OF   Palm Beach

)

This instrument was acknowledged before me on __September 1________________, 2011 by ***Barry Wattenberg***, who did declare that he is the President of Potash America, Inc. and that he was duly authorized to and did execute this document on behalf of said corporation for the purposes herein stated.

/s/ Phyliss Charatz

Print Name:  Phyliss Charatz

Notary Public, State of   Florida

Appt#:

,  Palm Beach  County

Commission expires:    8-16-2012

EXHIBIT A

MINING CLAIMS

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
92950	Yellow Cap	5N-34E	1	SE
92951	Yellow Cap #1	5N-34E	1	SE
92953	Yellow Cap #2	5N-34E	11	NE SE
92954	Yellow Cap #3	5N-34E	1	SE
92955	Yellow Cap #4	5N-34E	1	SE
92956	Yellow Cap #5	5N-34E	6	SW
92959	Margie #1	5N-34E	11	SE
92960	Margie #2	5N-34E	11	SE
92961	Margie #3	5N-34E	11	SW
92962	Margie #4	5N-34E	11	SW
92963	Margie #5	5N-34E	11	SW
92988	Bentonite #1	5N-35E	7	NE
92989	Bentonite #3	5N-35E	6	SE
92990	Bentonite #4	5N-35E	7	NE NW
92991	Bentonite #5	5N-35E	7	NE NW
92992	Bentonite #6	5N-35E	7	NE NW
92993	Bentonite #7	5N-35E	6	SE SW
92994	Bentonite #8	5N-35E	6	SW SE
92995	Bentonite A	5N-35E	6	NE SW
92996	Bentonite B	5N-35E	6	NE SE
92997	Bentonite D	5N-35E	6	SE
92998	Deanie #1	5N-35E	6	SE
92999	Deanie #2	5N-35E	6	NE SE

NMC Serial #	Claim Name	TWP&RNG	Section	Quadrant
93000	Terri	5N-35E	6	NE SE
93001	Terri #1	5N-34E	36	SE
93002	Terri #2	5N-35E	6	NW
93003	Terri #3	5N-35E	6	NW
93004	Terri #8	5N-35E	6	NW
93005	Terri Frac.	5N-35E	6	NE NW
93006	George Jr.	5N-35E	6	NE
93007	Kim	5N-34E	1	NE SE
93008	Kim #1	5N-34E	1	NE
93009	Kim #2	5N-34E	1	NE
98297	Bentonite C	5N-35E	5	NW SW
98304	Bentonite #2	5N-35E	7	NE
98305	Terry #4	5N-34E	1	NE
98306	Terry #5	5N-34E	1	NE
98307	Terry #6	5N-35E	6	NE SW
98308	Terry #7	5N-35E	6	NE SW